Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik	Deric Eubanks	Elise Chittick	Scott Eckstein
	Chief Financial Officer	SVP – Finance	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 490-9600	(972) 778-9487	(212) 827-3766

ASHFORD TRUST REPORTS THIRD QUARTER RESULTS

INCLUDING ASHFORD PRIME METRICS

RevPAR Growth of 4.3% for all hotels in the Ashford Prime Portfolio

Adjusted EBITDA for the Company increased 7% for the Third Quarter

DALLAS, October 24, 2013 — Ashford Hospitality Trust, Inc. (NYSE: AHT) (“the Company” or “Ashford Trust”) today reported the following results and performance measures for the third quarter ended September 30, 2013. In anticipation of the proposed forthcoming spinout of Ashford Prime, the Company has changed how it’s reporting its pro rata share of the Highland Hospitality Portfolio’s pro forma hotel operating statistics. Previously, the Company reported its Legacy Portfolio and its pro rata share of the Highland Hospitality Portfolio’s pro forma hotel operating statistics separately. Beginning with the third quarter, the Company is now reporting its pro forma hotel operating statistics for both the Ashford Trust Portfolio and the Ashford Prime Portfolio. The Ashford Trust Portfolio includes the Company’s pro rata share of the Highland Hospitality Portfolio, but excludes the Ashford Prime hotels. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are pro forma. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2013, with the third quarter ended September 30, 2012 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS

•	RevPAR for the Ashford Prime Portfolio hotels not under renovation increased 4.6% during the quarter
•	RevPAR for the Ashford Trust Portfolio hotels not under renovation increased 3.1% during the quarter
•	RevPAR for all Ashford Prime Portfolio hotels increased 4.3% during the quarter
•	RevPAR for all Ashford Trust Portfolio hotels increased 1.5% during the quarter
•	Excluding assets located in the Washington, D.C. and Tampa, FL markets, RevPAR increased 7.9% for all Ashford Prime Portfolio hotels
•	Excluding assets located in the Washington, D.C., Tampa, FL, and Charlotte, NC markets, RevPAR increased 4.5% for all Ashford Trust Portfolio hotels
•	Adjusted EBITDA for the Company increased $5.5 million or 7% during the third quarter
•	Hotel EBITDA flow-through was 51% for all Ashford Trust Portfolio hotels
•	Net loss attributable to common shareholders for the Company was $24.8 million, or $0.31 per diluted share, compared with net loss attributable to common shareholders of $23.6 million, or $0.35 per diluted share, in the prior-year quarter
•	Adjusted funds from operations (AFFO) for the Company was $0.25 per diluted share for the quarter as compared with $0.31 from the prior-year quarter; the prior year quarter included $8.1 million of interest rate derivative income, or $0.09 per diluted share
•	During the quarter, the Company completed a $69 million property-level debt financing for the previously-closed acquisition of the 142-room Pier House Resort in Key West, Florida which is not part of the Ashford Prime initial portfolio of hotels, but for which Ashford Prime will have an option to purchase the hotel

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AHT Reports Third quarter Results

October 24, 2013

•	At the end of the third quarter 2013, the Company had total net working capital of $492 million, including its pro rata share of the Highland Hospitality Portfolio net working capital

CAPITAL EXPENDITURES

•	Capex invested in the quarter for the Ashford Prime Portfolio was $3.1 million
•	Capex invested in the quarter for the Ashford Trust Portfolio was $40.2 million

ASHFORD PRIME FINANCIAL AND OPERATING HIGHLIGHTS

•	RevPAR increased 4.3% to $163.02 for all hotels in the Ashford Prime Portfolio on a 3.3% increase in ADR and a 87 basis point increase in occupancy
•	Hotel EBITDA flow-through for all Ashford Prime Portfolio hotels was 33%
•	Ashford Prime will have an initial cash balance, including property level working capital, of at least $160.0 million upon spin-off
•	Ashford Prime is expected to have an initial annual dividend policy of $0.04 per Ashford Trust share equivalent
•	No debt maturities until 2017; all debt is non-recourse

ASHFORD TRUST FINANCIAL AND OPERATING HIGHLIGHTS

•	RevPAR increased 1.5% to $97.19 for all hotels in the Ashford Trust Portfolio on a 2.7% increase in ADR and a 81 basis point decrease in occupancy
•	Hotel EBITDA flow-through for all Ashford Trust Portfolio hotels was 51%
•	All debt is non-recourse

Earlier this year, the Company’s Board of Directors approved a plan to spin-off an 80% ownership interest in an 8-hotel portfolio, totaling 3,146 rooms (2,912 owned rooms), to holders of Ashford Trust common stock in the form of a taxable special distribution. The distribution is expected to be comprised of common stock in Ashford Hospitality Prime, Inc. (“Ashford Prime”), a newly formed company to which Ashford Trust plans to transfer the portfolio interests. This distribution will be made on a pro rata basis to holders of Ashford Trust common stock as of the distribution record date. The Company currently expects to complete the spin-off sometime during the fourth quarter of this year. Ashford Prime is expected to qualify as a real estate investment trust (“REIT”) for federal income tax purposes, and has filed an application to list its shares of common stock on the New York Stock Exchange, under the symbol “AHP.”

The Company has also prepared an Ashford Prime Questions and Answers Presentation, available on the Company’s website at www.ahtreit.com both on the front page and under the Investors tab in the Presentations section. The presentation contains answers to commonly asked questions regarding the spin-off. Additional information can be found in the information statement for Ashford Hospitality Prime that has been filed with the SEC.

CAPITAL STRUCTURE

At September 30, 2013, the Company had total assets of $3.6 billion in continuing operations, and $4.5 billion overall including the Highland Hospitality Portfolio which is not consolidated. As of September 30, 2013, the Company had $2.4 billion of mortgage debt in continuing operations and $3.2 billion overall including the Highland Hospitality Portfolio. Ashford Trust’s total combined debt had a blended average interest rate of 5.3%, with a weighted average debt maturity of 3.0 years. Ashford Prime’s total combined debt had a blended average interest rate of 5.3%, with a weighted average debt maturity of 3.8 years.

On September 11, 2013, the Company announced it had completed a $69 million property-level debt financing

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AHT Reports Third quarter Results

October 24, 2013

for the previously-closed acquisition of the 142-room Pier House Resort in Key West, Florida. The new financing has a two-year term and three, one-year extension options with no test requirements for the first two extensions. The loan provides for a floating interest rate of LIBOR + 4.90%, with no LIBOR Floor.

PORTFOLIO REVPAR

As of September 30, 2013, the Ashford Trust Portfolio consisted of direct hotel investments with 115 properties classified in continuing operations. During the third quarter of 2013, 100 of the Ashford Trust Portfolio hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for the Ashford Trust Portfolio hotels in continuing operations on a pro forma total basis (all 115 hotels) and pro forma not under renovation basis (100 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Pro forma RevPAR increased 1.5% to $97.19 for all hotels in the Ashford Trust Portfolio on a 2.7% increase in ADR and a 81 basis point decrease in occupancy
•	Pro forma RevPAR increased 3.1% to $97.12 for hotels not under renovation in the Ashford Trust Portfolio on a 3.0% increase in ADR and a 7 basis point increase in occupancy

As of September 30, 2013, the Ashford Prime Portfolio consisted of direct hotel investments with 8 properties classified in continuing operations. During the third quarter of 2013, 7 of the Ashford Prime Portfolio hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for the Ashford Prime Portfolio hotels in continuing operations on a pro forma total basis (all 8 hotels) and pro forma not under renovation basis (7 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Pro forma RevPAR increased 4.3% to $163.02 for all hotels in the Ashford Prime Portfolio on a 3.3% increase in ADR and a 87 basis point increase in occupancy
•	Pro forma RevPAR increased 4.6% to $171.22 for hotels not under renovation in the Ashford Prime Portfolio on a 2.6% increase in ADR and a 163 basis point increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Hotel EBITDA and Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Hotel EBITDA and Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Ashford Trust Portfolio, including its pro-rata share of the Highland Hospitality Portfolio, and the Ashford Prime Portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Pro forma Hotel EBITDA and Pro forma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the 115 Ashford Trust Portfolio hotels included in continuing operations and the 8 Ashford Prime Portfolio hotels included in continuing operations are provided in the table attached to this release.

In addition, in 2013, Marriott Hotels and Resorts converted to a monthly reporting calendar as opposed to its traditional thirteen-period reporting calendar. Historically, the Company has recorded four of its Marriott-managed hotels’ accounting periods in the fourth quarter and three in each of the other quarters during the year. Presently, Marriott manages 38 hotels for the Company, comprising 32 hotels in the Ashford Trust Portfolio and 6 hotels in the Ashford Prime Portfolio, making it one of the Company’s largest property managers. Accordingly, this year the Company has converted its 2012 numbers on a pro forma basis to calendar months, consistent with the new Marriott monthly reporting calendar, to provide necessary consistency in period-to-period comparisons.

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AHT Reports Third quarter Results

October 24, 2013

ASSET MANAGEMENT

On August 12, 2013, the Company announced that it had entered into a franchise agreement to convert the 258-room, Crowne Plaza Beverly Hills, in the Ashford Trust Portfolio, to a Marriott after the expiration of the existing Crowne Plaza license agreement in March of 2015. The conversion includes an extensive product improvement plan (PIP), estimated at $25 million, to include an upgrade of the Heating, Ventilation and Air Conditioning (HVAC) system, an extensive renovation of the guestrooms and public areas, including a transformational lobby renovation, and exterior improvements which will enhance the sense of arrival for guests. The newly-minted Marriott Beverly Hills will continue to be managed by Remington Lodging & Hospitality following the completion of the conversion.

Additionally, the Company also announced that on May 31, 2013, it completed the transfer of management from Marriott to Remington Lodging & Hospitality at seven of its select-service hotels in the Ashford Trust Portfolio (SpringHill Suites Richmond Virginia Center; Residence Inn Phoenix Airport; Residence Inn Newark Silicon Valley, CA; Courtyard Oakland Airport; Courtyard Newark Silicon Valley, CA; Courtyard Palm Desert; and Residence Inn Palm Desert) and one full-service hotel in the Ashford Trust Portfolio (Marriott Suites Market Center Dallas). All of the franchise agreements include PIPs.

COMMON STOCK DIVIDEND

On September 13, 2013, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company’s common stock for the third quarter ending September 30, 2013, payable on October 15, 2013, to shareholders of record as of September 30, 2013.

“Our Ashford Prime Portfolio experienced solid RevPAR growth during the quarter as our west coast assets continued to outperform, despite difficult year-over year comparisons we faced in the Tampa and Charlotte markets due to last year’s political conventions. Additionally, our investment in the Pier House Resort continues to pay off as this asset showed further increases in both RevPAR growth and Hotel EBITDA Margin,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “The Pier House also demonstrates the opportunities we are currently seeing in the debt markets, given the successful property-level debt financing we were able to achieve. Interest rates and other market conditions remain very favorable and we will selectively pursue refinancing opportunities throughout our portfolio to capitalize on these trends, consistent with our standing goal of finding new and innovative ways to maximize shareholder value.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, October 25, 2013, at 11:00 a.m. ET. The number to call for this interactive teleconference is (480) 629-9819. A replay of the conference call will be available through Friday November 1, 2013, by dialing (303) 590-3030 and entering the confirmation number, 4644872.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2013 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Friday, October 25, 2013, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of

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AHT Reports Third quarter Results

October 24, 2013

operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry across all segments and at all levels of the capital structure primarily within the United States.

Ashford Hospitality Prime will be a conservatively capitalized real estate investment trust (REIT) focused on investing in high RevPAR full-service and urban select-service hotels located predominantly in domestic and international gateway markets.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; the satisfaction of the conditions to the completion of the spin-off; and the estimated timing of completion. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	September 30,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Cash and cash equivalents	$310,427	$185,935
Marketable securities	25,029	23,620

Total cash, cash equivalents and marketable securities	335,456	209,555
Investment in hotel properties, net	2,929,773	2,872,304
Restricted cash	84,215	84,786
Accounts receivable, net of allowance of $396 and $265, respectively	30,520	35,116
Inventories	2,243	2,111
Notes receivable, net of allowance of $8,037 and $8,333, respectively	11,443	11,331
Investment in unconsolidated joint ventures	144,068	158,694
Deferred costs, net	14,010	17,194
Prepaid expenses	13,832	10,145
Derivative assets, net	256	6,391
Other assets	6,252	4,594
Intangible asset, net	2,654	2,721
Due from affiliates	1,416	1,168
Due from third-party hotel managers	53,218	48,619

Total assets	$3,629,356	$3,464,729

LIABILITIES AND EQUITY
Liabilities:
Indebtedness	$2,440,413	$2,339,410
Capital leases payable	37	—
Accounts payable and accrued expenses	98,697	84,293
Dividends payable	20,734	18,258
Unfavorable management contract liabilities	8,313	11,165
Due to related party, net	1,157	3,725
Due to third-party hotel managers	1,846	1,410
Liabilities associated with marketable securities and other	1,422	1,641
Other liabilities	6,040	6,348

Total liabilities	2,578,659	2,466,250

Redeemable noncontrolling interests in operating partnership	196,427	151,179
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized -
Series A Cumulative Preferred Stock, 1,657,206 shares issued and outstanding at September 30, 2013 and December 31, 2012	17	17
Series D Cumulative Preferred Stock, 9,468,706 shares issued and outstanding at September 30, 2013 and December 31, 2012	95	95
Series E Cumulative Preferred Stock, 4,630,000 shares issued and outstanding at September 30, 2013 and December 31, 2012	46	46
Common stock, $0.01 par value, 200,000,000 shares authorized, 124,896,765 shares issued, 80,565,563 and 68,150,617 shares outstanding, respectively	1,249	1,249
Additional paid-in capital	1,882,100	1,766,168
Accumulated other comprehensive loss	(240)	(282)
Accumulated deficit	(889,035)	(770,467)
Treasury stock, at cost (44,331,202 shares and 56,746,148 shares, respectively)	(140,054)	(164,884)

Total shareholders’ equity of the Company	854,178	831,942
Noncontrolling interests in consolidated entities	92	15,358

Total equity	854,270	847,300

Total liabilities and equity	$3,629,356	$3,464,729

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
REVENUE
Rooms	$197,067	$181,511	$586,276	$540,799
Food and beverage	34,444	33,732	117,328	115,382
Other	10,364	8,852	28,509	25,595

Total hotel revenue	241,875	224,095	732,113	681,776
Other	149	100	392	252

Total Revenue	242,024	224,195	732,505	682,028

EXPENSES
Hotel operating expenses
Rooms	45,079	41,673	132,310	122,076
Food and beverage	25,860	24,486	80,651	78,436
Other expenses	74,275	67,723	215,923	203,988
Management fees	9,888	9,261	30,467	28,142

Total hotel operating expenses	155,102	143,143	459,351	432,642
Property taxes, insurance, and other	12,474	11,487	36,385	33,337
Depreciation and amortization	32,777	33,558	98,099	100,691
Impairment charges	(101)	(5,066)	(296)	(5,253)
Transaction acquisition costs	126	—	1,296	—
Corporate, general, and administrative:
Stock/unit-based compensation	4,156	4,332	17,049	13,701
Other general and administrative	9,309	6,519	25,631	19,326

Total Operating Expenses	213,843	193,973	637,515	594,444

OPERATING INCOME	28,181	30,222	94,990	87,584
Equity in loss of unconsolidated joint ventures	(10,105)	(7,373)	(14,626)	(17,654)
Interest income	12	30	61	84
Other income	314	8,671	6,446	22,988
Interest expense	(34,679)	(35,532)	(102,300)	(104,046)
Amortization of loan costs	(1,946)	(1,597)	(5,731)	(4,243)
Write-off of deferred loan costs and exit fees	—	—	(1,971)	—
Unrealized gain (loss) on marketable securities	257	(48)	2,039	3,365
Unrealized loss on derivatives	(817)	(9,353)	(7,177)	(26,753)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(18,783)	(14,980)	(28,269)	(38,675)
Income tax expense	(619)	(639)	(1,688)	(2,884)

LOSS FROM CONTINUING OPERATIONS	(19,402)	(15,619)	(29,957)	(41,559)
Loss from discontinued operations	—	(2,412)	—	(6,966)

NET LOSS	(19,402)	(18,031)	(29,957)	(48,525)
Loss from consolidated entities attributable to noncontrolling interests	175	219	890	444
Net loss attributable to redeemable noncontrolling interests in operating partnership	2,892	2,665	5,152	6,902

NET LOSS ATTRIBUTABLE TO THE COMPANY	(16,335)	(15,147)	(23,915)	(41,179)
Preferred dividends	(8,490)	(8,490)	(25,471)	(25,312)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(24,825)	$(23,637)	$(49,386)	$(66,491)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Loss from continuing operations attributable to common shareholders	$(0.31)	$(0.32)	$(0.69)	$(0.90)
Loss from discontinued operations attributable to common shareholders	—	(0.03)	—	$(0.09)

Net loss attributable to common shareholders	$(0.31)	$(0.35)	$(0.69)	$(0.99)

Weighted average common shares outstanding – basic	79,898	67,659	72,068	67,484

Diluted:
Loss from continuing operations attributable to common shareholders	$(0.31)	$(0.32)	$(0.69)	$(0.90)
Loss from discontinued operations attributable to common shareholders	—	$(0.03)	—	$(0.09)

Net loss attributable to common shareholders	$(0.31)	$(0.35)	$(0.69)	$(0.99)

Weighted average common shares outstanding – diluted	79,898	67,659	72,068	67,484

Dividends declared per common share:	$0.12	$0.11	$0.36	$0.33

Amounts attributable to common shareholders:
Loss from continuing operations	$(16,335)	$(13,038)	$(23,915)	$(35,082)
Loss from discontinued operations	—	(2,109)	—	(6,097)
Preferred dividends	(8,490)	(8,490)	(25,471)	(25,312)

Net loss attributable to common shareholders	$(24,825)	$(23,637)	$(49,386)	$(66,491)

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO EBITDA

(in thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net loss	$(19,402)	$(18,031)	$(29,957)	$(48,525)
Loss from consolidated entities attributable to noncontrolling interests	175	219	890	444
Net loss attributable to redeemable noncontrolling interests in operating partnership	2,892	2,665	5,152	6,902

Net loss attributable to the Company	(16,335)	(15,147)	(23,915)	(41,179)
Interest income	(12)	(30)	(60)	(84)
Interest expense and amortization of loan costs	36,120	37,190	106,621	108,280
Depreciation and amortization	31,952	33,434	95,618	100,451
Impairment charges	(101)	(5,066)	(296)	(1,133)
Income tax expense	619	639	1,688	2,884
Net loss attributable to redeemable noncontrolling interests in operating partnership	(2,892)	(2,665)	(5,152)	(6,902)
Equity in loss of unconsolidated joint ventures	10,105	7,373	14,626	17,654
Company’s portion of EBITDA of unconsolidated joint ventures	19,262	17,996	63,398	57,676

EBITDA	78,718	73,724	252,528	237,647
Amortization of unfavorable management contract liabilities	(533)	(565)	(1,730)	(1,694)
Write-off of loan costs and exit fees	—	—	1,971	—
Other income (1)	(314)	(8,671)	(6,446)	(22,988)
Transaction, acquisition and management conversion costs	326	—	1,626	—
Transaction costs related to proposed spin-off	2,587	—	6,442	—
Legal costs related to litigation settlements (2)	—	755	—	2,463
Unrealized (gain) loss on marketable securities	(257)	48	(2,039)	(3,365)
Unrealized loss on derivatives	817	9,353	7,177	26,753
El Conquistador results since appointment of receiver (3)	—	897	—	897
Equity-based compensation	4,156	4,332	17,049	13,701
Company’s portion of adjustments to EBITDA of unconsolidated joint ventures	2	81	24	225

Adjusted EBITDA	$85,502	$79,954	$276,602	$253,639

(1)	Other income, primarily consisting of income from interest rate derivatives in both periods and net realized loss on marketable securities in both periods, is excluded from Adjusted EBITDA.
(2)	Legal costs associated with litigation settlements are excluded from Adjusted EBITDA.
(3)	On August 15, 2012, a receiver was appointed to take over this hotel and had full control of the hotel operations and cash flow. The operating results for the Hilton El Conquistador in Tucson, AZ from that date through September 30, 2012 are excluded from Adjusted EBITDA.

RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (“FFO”)

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net loss	$(19,402)	$(18,031)	$(29,957)	$(48,525)
Loss from consolidated entities attributable to noncontrolling interests	175	219	890	444
Net loss attributable to redeemable noncontrolling interests in operating partnership	2,892	2,665	5,152	6,902
Preferred dividends	(8,490)	(8,490)	(25,471)	(25,312)

Net loss attributable to common shareholders	(24,825)	(23,637)	(49,386)	(66,491)
Depreciation and amortization on real estate	31,842	33,398	95,304	100,289
Impairment charges	(101)	(5,066)	(296)	(1,133)
Net loss attributable to redeemable noncontrolling interests in operating partnership	(2,892)	(2,665)	(5,152)	(6,902)
Equity in loss of unconsolidated joint ventures	10,105	7,373	14,626	17,654
Company’s portion of FFO of unconsolidated joint ventures	6,991	5,845	27,245	21,255

FFO available to common shareholders	21,120	15,248	82,341	64,672
Write-off of loan costs and exit fees	—	—	1,971	—
Other income (1)	(314)	(607)	(231)	1,065
Legal costs related to litigation settlements (2)	—	755	—	2,463
Transaction, acquisition and management conversion costs	326	—	1,626	—
Transaction costs related to proposed spin-off	2,587	—	6,442	—
Unrealized (gain) loss on marketable securities	(257)	48	(2,039)	(3,365)
Unrealized loss on derivatives	817	9,353	7,177	26,753
El Conquistador results since appointment of receiver (3)	—	1,144	—	1,144
Equity-based compensation adjustment related to modified employment terms	—	—	4,678	480
Company’s portion of adjustments to FFO of unconsolidated joint ventures	2	89	24	233

Adjusted FFO available to common shareholders	$24,281	$26,030	$101,989	$93,445

Adjusted FFO per diluted share available to common shareholders	$0.25	$0.31	$1.12	$1.10

Weighted average diluted shares	98,982	85,344	90,800	84,976

(1)	Other income, primarily consisting of net realized loss on marketable securities in both periods, is excluded from Adjusted FFO.
(2)	Legal costs associated with litigation settlements are excluded from Adjusted FFO.
(3)	On August 15, 2012, a receiver was appointed to take over this hotel and had full control of the hotel operations and cash flow. The operating results for the Hilton El Conquistador in Tucson, AZ from that date through September 30, 2012 are excluded from Adjusted FFO.

- MORE -

ASHFORD TRUST (INCLUDING 71.74% PRO RATA SHARE OF HIGHLAND HOSPITALITY PORTFOLIO, EXCLUDING ASHFORD PRIME)

SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS

SEPTEMBER 30, 2013

(dollars in thousands)

(Unaudited)

								Proforma	Proforma
			Fixed-Rate		Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt		Debt		Debt	EBITDA	Debt Yield
BoA MIP - 5 hotels	March 2014	LIBOR + 4.50%	$—		$167,327	(1)	$167,327	$18,579	11.1%
Wells Senior - 25 hotels	March 2014	LIBOR + 3.00%	—		380,222	(5)	380,222	65,846	17.3%
Mezz 1 - 28 hotels	March 2014	Greater of 7.00% or LIBOR + 6.00%	—		93,581	(5)	93,581	88,233	14.4%
Mezz 2 - 28 hotels	March 2014	Greater of 8.00% or LIBOR + 7.00%	—		89,087	(5)	89,087	88,233	12.6%
Mezz 3 - 28 hotels	March 2014	Greater of 10.50% or LIBOR + 9.50%	—		76,360	(5)	76,360	88,233	11.3%
Mezz 4 - 28 hotels	March 2014	LIBOR + 2.00%			13,218	(5)	13,218	88,233	11.1%
JPM Floater - 9 hotels	May 2014	LIBOR + 6.50%	—		135,000	(2)	135,000	17,462	12.9%
GEMSA Manchester - 1 hotel	May 2014	8.32%	5,147		—		5,147	679	13.2%
Senior credit facility - Various	September 2014	LIBOR + 2.75% to 3.5%	—		—		—	N/A	N/A
Goldman Sachs - 5 hotels	November 2014	Greater of 6.40% or LIBOR + 6.15%	—		211,000	(3)	211,000	24,225	11.5%
UBS 1 - 8 hotels	December 2014	5.75%	102,948		—		102,948	11,888	11.5%
Merrill 1 - 10 hotels	July 2015	5.22%	150,177		—		150,177	21,402	14.3%
JPM Pier House - 1 hotel	September 2015	LIBOR + 4.90%	—		69,000	(4)	69,000	6,867	10.0%
UBS 2 - 8 hotels	December 2015	5.70%	95,415		—		95,415	11,381	11.9%
Merrill 2 - 5 hotels	February 2016	5.53%	108,557		—		108,557	16,546	15.2%
Merrill 3 - 5 hotels	February 2016	5.53%	90,027		—		90,027	15,703	17.4%
Merrill 7 - 5 hotels	February 2016	5.53%	77,983		—		77,983	13,005	16.7%
Wachovia 1 - 5 hotels	April 2017	5.95%	113,703		—		113,703	12,458	11.0%
Wachovia 5 - 5 hotels	April 2017	5.95%	102,201		—		102,201	10,451	10.2%
Wachovia 6 - 5 hotels	April 2017	5.95%	155,511		—		155,511	16,415	10.6%
Wachovia 2 - 7 hotels	April 2017	5.95%	124,391		—		124,391	12,519	10.1%
Morgan Stanley Boston Back Bay - 1 hotel	January 2018	4.38%	73,113		—		73,113	9,223	12.6%
Morgan Stanley Princeton/Nashville - 2 hotels	January 2018	4.44%	79,938		—		79,938	13,164	16.5%
GACC Gateway - 1 hotel	November 2020	6.26%	101,604		—		101,604	14,693	14.5%
Zion Jacksonville RI - 1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,393		6,393	1,278	20.0%
Unencumbered hotels			—		—		—	973	N/A

Total			$1,380,715		$1,241,188		$2,621,903	$314,757	12.0%

Percentage			52.7%		47.3%		100.0%

Weighted average interest rate			5.62%		5.50%		5.56%

Weighted average interest rate with the effect of interest rate swaps			5.17	%(6)	5.50	%(6)	5.33%

All indebtedness is non-recourse with the exception of the senior credit facility.

(1)	This mortgage loan has a one-year extension option beginning March 2014, subject to satisfaction of certain conditions.
(2)	This mortgage loan has three one-year extension options beginning May 2014, subject to satisfaction of certain conditions.
(3)	This mortgage loan has three one-year extension options beginning November 2014, subject to satisfaction of certain conditions.
(4)	This mortgage loan has three one-year extension options beginning September 2015, subject to satisfaction of certain conditions.
(5)	Each of these loans has two one-year extension options beginning March 2014.
(6)	These rates are calculated assuming the LIBOR rate stays at the September 30, 2013 level and with the effect of our interest rate derivatives.

ASHFORD PRIME

SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS

SEPTEMBER 30, 2013

(dollars in thousands)

(Unaudited)

						Proforma	Proforma
			Fixed-Rate	Floating-Rate	Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt	Debt	EBITDA	Debt Yield
Wachovia Philly CY - 1 hotel	April 2017	5.91%	$34,420	$—	$34,420	$10,530	30.6%
Wachovia 3 - 2 hotels	April 2017	5.95%	126,147	—	126,147	17,209	13.6%
Wachovia 7 - 3 hotels	April 2017	5.95%	256,698	—	256,698	25,443	9.9%
Aareal - 2 hotels	February 2018	LIBOR + 3.50%	—	198,666	198,666	23,910	12.0%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	—	8,098	N/A	N/A

Total			$425,363	$198,666	$624,029	$77,092	12.4%

Percentage			68.2%	31.8%	100.0%

Weighted average interest rate			6.08%	3.68%	5.32%

All indebtedness is non-recourse.

- MORE -

ASHFORD TRUST (INCLUDING 71.74% PRO RATA SHARE OF HIGHLAND HOSPITALITY PORTFOLIO, EXCLUDING ASHFORD PRIME)

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

SEPTEMBER 30, 2013

(in thousands)

(Unaudited)

	2013	2014	2015	2016	2017	Thereafter	Total
GEMSA Manchester - 1 hotel	$—	$5,004	$—	$—	$—	$—	$5,004
Senior credit facility - Various	—	—	—	—	—	—	—
UBS 1 - 8 hotels	—	100,119	—	—	—	—	100,119
BoA MIP - 5 hotels	—	—	167,327	—	—	—	167,327
Merrill 1 - 10 hotels	—	—	142,922	—	—	—	142,922
UBS 2 - 8 hotels	—	—	90,680	—	—	—	90,680
Merrill 2 - 5 hotels	—	—	—	101,740	—	—	101,740
Merrill 3 - 5 hotels	—	—	—	84,374	—	—	84,374
Merrill 7 - 5 hotels	—	—	—	73,086	—	—	73,086
Wells Senior - 25 hotels	—	—	—	380,222	—	—	380,222
Mezz 1 - 28 hotels	—	—	—	93,581	—	—	93,581
Mezz 2 - 28 hotels	—	—	—	89,087	—	—	89,087
Mezz 3 - 28 hotels	—	—	—	76,360	—	—	76,360
Mezz 4 - 28 hotels	—	—	—	13,218	—	—	13,218
JPM Floater - 9 hotels	—	—	—	—	135,000	—	135,000
Wachovia 1 - 5 hotels	—	—	—	—	107,351	—	107,351
Wachovia 5 - 5 hotels	—	—	—	—	96,491	—	96,491
Wachovia 6 - 5 hotels	—	—	—	—	146,823	—	146,823
Wachovia 2 - 7 hotels	—	—	—	—	117,441	—	117,441
Goldman Sachs - 5 hotels	—	—	—	—	211,000	—	211,000
GACC Gateway - 1 hotel	—	—	—	—	—	89,886	89,886
JPM Pier House - 1 hotel	—	—	—	—	—	69,000	69,000
Morgan Stanley Boston Back Bay - 1 hotel	—	—	—	—	—	67,358	67,358
Morgan Stanley Princeton/Nashville - 2 hotels	—	—	—	—	—	73,703	73,703
Zion Jacksonville RI - 1 hotel	—	—	—	—	—	—	—

Principal due in future periods	$—	$105,123	$400,929	$911,667	$814,106	$299,946	$2,531,772
Scheduled amortization payments remaining	9,297	24,967	23,202	13,035	15,989	3,641	90,132

Total indebtedness of continuing operations	$9,297	$130,090	$424,131	$924,702	$830,095	$303,587	$2,621,903

NOTE: These maturities assume no event of default would occur.

ASHFORD PRIME

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

SEPTEMBER 30, 2013

(in thousands)

(Unaudited)

	2013	2014	2015	2016	2017	Thereafter	Total
Wachovia Philly CY - 1 hotel	$—	$—	$—	$—	$32,532	$—	$32,532
Wachovia 3 - 2 hotels	—	—	—	—	119,245	—	119,245
Wachovia 7 - 3 hotels	—	—	—	—	242,201	—	242,201
Aareal - 2 hotels	—	—	—	—	—	186,259	186,259
TIF Philly CY - 1 hotel	—	—	—	—	—	8,098	8,098

Principal due in future periods	$—	$—	$—	$—	$393,978	$194,357	$588,335
Scheduled amortization payments remaining	3,030	8,403	8,917	9,464	5,350	530	35,694

Total indebtedness of continuing operations	$3,030	$8,403	$8,917	$9,464	$399,328	$194,887	$624,029

- MORE -

ASHFORD TRUST (INCLUDING 71.74% PRO RATA SHARE OF HIGHLAND HOSPITALITY PORTFOLIO, EXCLUDING ASHFORD PRIME)

KEY PERFORMANCE INDICATORS - PRO FORMA

(dollars in thousands)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Variance	2013	2012	% Variance
ALL HOTELS INCLUDED IN ASHFORD TRUST CONTINUING OPERATIONS:
Room revenues (in thousands)	$204,188	$201,080	1.55%	$625,474	$607,446	2.97%
RevPAR	$97.19	$95.72	1.54%	$99.92	$96.95	3.06%
Occupancy	73.97%	74.78%	-0.81%	74.05%	74.26%	-0.21%
ADR	$131.39	$128.00	2.65%	$134.93	$130.56	3.35%

NOTES:

(1)	The above pro forma table assumes the 115 hotel properties owned and included in continuing operations at September 30, 2013 were owned as of the beginning of the period presented.

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Variance	2013	2012	% Variance
ALL HOTELS NOT UNDER RENOVATION
INCLUDED IN ASHFORD TRUST CONTINUING OPERATIONS:
Room revenues (in thousands)	$170,369	$165,227	3.11%	$511,654	$494,665	3.43%
RevPAR	$97.12	$94.20	3.10%	$97.91	$94.57	3.53%
Occupancy	74.76%	74.69%	0.07%	74.09%	73.95%	0.14%
ADR	$129.91	$126.12	3.01%	$132.16	$127.87	3.35%

NOTES:

(1)	The above pro forma table assumes the 100 hotel properties owned and included in continuing operations at September 30, 2013, but not under renovation for three and nine months ended September 30, 2013 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Hampton Inn Buford, Hampton Inn Terre Haute, Embassy Suites Palm Beach Gardens, Hilton Garden Inn Jacksonville, Marriott DFW, Hilton St. Petersburg, Residence Inn Atlanta Buckhead, Hyatt Coral Gables, Marriott Crystal Gateway, Courtyard Boston Downtown, Hyatt Regency Wind Watch, Silversmith, Renaissance Nashville, Hilton Parsippany, Hilton Garden Inn Austin

(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

- MORE -

ASHFORD PRIME

KEY PERFORMANCE INDICATORS - PRO FORMA

(dollars in thousands)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Variance	2013	2012	% Variance
ALL HOTELS INCLUDED IN ASHFORD PRIME CONTINUING OPERATIONS:
Room revenues (in thousands)	$47,184	$45,228	4.32%	$132,852	$125,325	6.01%
RevPAR	$163.02	$156.27	4.32%	$153.50	$145.02	5.85%
Occupancy	84.44%	83.57%	0.87%	80.39%	79.33%	1.06%
ADR	$193.07	$187.00	3.25%	$190.94	$182.80	4.45%

NOTES:

(1)	The above pro forma table assumes the eight hotel properties included in the Prime portfolio at September 30, 2013 were owned as of the beginning of the period presented.
(2)	Prime portfolio includes: Capital Hilton Washington DC, Hilton La Jolla Torrey Pines, Courtyard Philadelphia Downtown, Marriott Dallas Plano Legacy, Courtyard San Francisco Downtown, Courtyard Seattle Downtown Lake Union, Marriott Seattle Waterfront, Renaissance Tampa International Plaza
(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Variance	2013	2012	% Variance
ALL HOTELS NOT UNDER RENOVATION
INCLUDED IN ASHFORD PRIME CONTINUING OPERATIONS:
Room revenues (in thousands)	$43,193	$41,303	4.58%	$119,922	$113,463	5.69%
RevPAR	$171.22	$163.73	4.57%	$159.05	$150.66	5.57%
Occupancy	87.94%	86.31%	1.63%	82.35%	81.32%	1.03%
ADR	$194.70	$189.70	2.64%	$193.14	$185.27	4.25%

NOTES:

(1)	The above pro forma table assumes the seven hotel properties included in the Prime portfolio at September 30, 2013, but not under renovation for the three and nine months ended September 30, 2013 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Marriott Dallas Plano Legacy

(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

- MORE -

ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(Unaudited)

THE FOLLOWING PRO FORMA EBITDA MARGIN TABLES REFLECT: (I) THE 87 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS AND THE COMPANY’S 71.74% SHARE OF THE 28 HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC), AND (II) THE EIGHT HOTELS INCLUDED IN ASHFORD PRIME, AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	115 Ashford	8 Ashford
	Trust	Prime
	Properties	Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:
3rd Quarter 2013	29.74%	34.20%
3rd Quarter 2012	29.62%	34.24%

Variance	0.12%	-0.04%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:
Rooms	-0.22%	0.06%
Food & Beverage and Other Departmental	0.18%	0.79%
Administrative & General	0.00%	0.29%
Sales & Marketing	0.23%	0.27%
Hospitality	-0.12%	0.00%
Repair & Maintenance	-0.18%	0.24%
Energy	0.04%	0.35%
Franchise Fee	-0.10%	0.00%
Management Fee	0.01%	-0.08%
Incentive Management Fee	-0.01%	-1.36%
Insurance	0.04%	-0.08%
Property Taxes	-0.03%	-0.42%
Other Taxes	0.03%	0.00%
Leases/Other	0.25%	-0.10%

Total	0.12%	-0.04%

NOTE:

On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

- MORE -

ASHFORD PRIME

SELECTED PRO FORMA FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the eight properties included in Ashford Hospitality Prime, Inc.

	Three Months Ended			Nine Months Ended			TTM
	September 30,			September 30,			September 30,
	2013	2012	% Variance	2013	2012	% Variance	2013
CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Room Revenue	$8,116	$8,508	-4.61%	$27,983	$27,126	3.16%	$35,917
Total Revenue	$10,773	$11,695	-7.88%	$38,719	$37,758	2.55%	$50,122
EBITDA	$2,356	$3,471	-32.12%	$12,144	$12,227	-0.68%	$15,202
EBITDA Margin	21.87%	29.68%	-7.81%	31.36%	32.38%	-1.02%	30.33%
Selected Operating Information:
RevPAR	$162.16	$170.00	-4.61%	$188.42	$181.99	3.53%	$180.89
Occupancy	91.59%	90.26%	1.47%	87.17%	84.96%	2.60%	83.95%
ADR	$177.05	$188.34	-6.00%	$216.16	$214.20	0.92%	$215.46
LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Room Revenue	$6,048	$5,522	9.53%	$14,578	$14,560	0.12%	$18,215
Total Revenue	$9,136	$8,353	9.37%	$23,899	$24,101	-0.84%	$30,731
EBITDA	$3,039	$2,593	17.20%	$6,901	$7,092	-2.69%	$8,708
EBITDA Margin	33.26%	31.04%	2.22%	28.88%	29.43%	-0.55%	28.34%
Selected Operating Information:
RevPAR	$166.86	$152.35	9.52%	$135.53	$134.87	0.49%	$126.66
Occupancy	93.47%	86.61%	7.92%	78.26%	79.99%	-2.17%	74.52%
ADR	$178.51	$175.90	1.49%	$173.18	$168.61	2.71%	$169.96
PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$5,844	$5,850	-0.10%	$18,194	$17,682	2.90%	$23,273
Total Revenue	$7,135	$7,063	1.02%	$21,941	$21,265	3.18%	$28,151
EBITDA	$2,755	$2,484	10.91%	$8,422	$7,697	9.42%	$10,530
EBITDA Margin	38.61%	35.17%	3.44%	38.38%	36.20%	2.19%	37.41%
Selected Operating Information:
RevPAR	$127.55	$127.67	-0.09%	$132.37	$129.11	2.52%	$128.03
Occupancy	82.78%	80.20%	3.22%	80.52%	79.94%	0.73%	78.34%
ADR	$154.07	$159.20	-3.22%	$164.39	$161.51	1.78%	$163.44
PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Room Revenue	$3,991	$3,925	1.68%	$12,930	$11,861	9.01%	$16,938
Total Revenue	$5,578	$5,899	-5.44%	$19,572	$18,839	3.89%	$26,063
EBITDA	$1,716	$1,950	-12.00%	$6,572	$6,280	4.65%	$8,684
EBITDA Margin	30.76%	33.06%	-2.29%	33.58%	33.34%	0.24%	33.32%
Selected Operating Information:
RevPAR	$107.38	$105.60	1.69%	$115.96	$106.76	8.62%	$114.86
Occupancy	60.66%	64.94%	-6.59%	67.16%	65.85%	1.99%	67.36%
ADR	$177.02	$162.61	8.86%	$172.66	$162.13	6.50%	$170.52
SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$8,421	$7,745	8.73%	$22,624	$20,144	12.31%	$28,523
Total Revenue	$9,804	$8,882	10.38%	$26,189	$23,387	11.98%	$33,034
EBITDA	$3,828	$3,188	20.08%	$9,617	$7,751	24.07%	$12,001
EBITDA Margin	39.05%	35.89%	3.15%	36.72%	33.14%	3.58%	36.33%
Selected Operating Information:
RevPAR	$226.01	$207.86	8.73%	$202.39	$180.87	11.90%	$192.95
Occupancy	92.70%	92.69%	0.01%	90.09%	86.94%	3.62%	87.75%
ADR	$243.82	$224.25	8.72%	$224.66	$208.04	7.99%	$219.89

ASHFORD PRIME

SELECTED PRO FORMA FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the eight properties included in Ashford Prime.

	Three Months Ended			Nine Months Ended			TTM
	September 30,			September 30,			September 30,
	2013	2012	% Variance	2013	2012	% Variance	2013
SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$4,074	$3,475	17.24%	$8,903	$7,683	15.88%	$10,960
Total Revenue	$4,655	$3,970	17.25%	$10,343	$8,965	15.37%	$12,801
EBITDA	$1,776	$1,716	3.50%	$4,248	$3,900	8.92%	$5,207
EBITDA Margin	38.15%	43.22%	-5.07%	41.07%	43.50%	-2.43%	40.68%
Selected Operating Information:
RevPAR	$177.15	$151.08	17.26%	$129.03	$111.75	15.46%	$120.10
Occupancy	87.11%	87.21%	-0.12%	76.96%	73.11%	5.27%	74.95%
ADR	$203.37	$173.24	17.39%	$167.66	$152.86	9.68%	$160.25
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Room Revenue	$7,948	$7,149	11.18%	$17,782	$16,124	10.28%	$21,940
Total Revenue	$9,860	$9,009	9.45%	$23,215	$21,420	8.38%	$28,990
EBITDA	$4,725	$3,982	18.66%	$9,680	$8,308	16.51%	$11,893
EBITDA Margin	47.92%	44.20%	3.72%	41.70%	38.79%	2.91%	41.02%
Selected Operating Information:
RevPAR	$241.31	$217.04	11.18%	$179.97	$163.78	9.89%	$167.90
Occupancy	88.56%	88.24%	0.36%	80.21%	79.70%	0.65%	78.09%
ADR	$272.47	$245.96	10.78%	$224.36	$205.50	9.18%	$215.02
TAMPA RENAISSANCE
Selected Financial Information:
Room Revenue	$2,742	$3,055	-10.25%	$9,858	$10,144	-2.82%	$12,574
Total Revenue	$4,019	$4,494	-10.57%	$14,512	$15,104	-3.92%	$18,844
EBITDA	$655	$943	-30.54%	$3,764	$4,042	-6.88%	$4,866
EBITDA Margin	16.30%	20.98%	-4.69%	25.94%	26.76%	-0.82%	25.82%
Selected Operating Information:
RevPAR	$101.72	$113.33	-10.24%	$121.90	$125.89	-3.17%	$117.57
Occupancy	75.87%	77.00%	-1.47%	78.55%	79.90%	-1.69%	76.93%
ADR	$134.07	$147.17	-8.90%	$155.20	$157.56	-1.50%	$152.82
PRIME PROPERTIES TOTAL (8)
Selected Financial Information:
Room Revenue	$47,184	$45,228	4.32%	$132,852	$125,325	6.01%	$168,339
Total Revenue	$60,961	$59,364	2.69%	$178,388	$170,839	4.42%	$228,737
EBITDA	$20,849	$20,327	2.57%	$61,349	$57,296	7.07%	$77,091
EBITDA Margin	34.20%	34.24%	-0.04%	34.39%	33.54%	0.85%	33.70%
Selected Operating Information:
RevPAR	$163.02	$156.27	4.32%	$153.50	$145.02	5.85%	$146.60
Occupancy	84.44%	83.57%	1.04%	80.39%	79.33%	1.34%	78.20%
ADR	$193.07	$187.00	3.25%	$190.94	$182.80	4.45%	$187.46

ASHFORD TRUST (INCLUDING 71.74% PRO-RATA SHARE OF HIGHLAND HOSPITALITY PORTFOLIO, EXCLUDING ASHFORD PRIME)

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(Unaudited)

ALL HOTELS INCLUDED IN ASHFORD TRUST CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Variance	2013	2012	% Variance
REVENUE
Rooms	$204,188	$201,080	1.5%	$625,474	$607,445	3.0%
Food and beverage	39,906	42,255	-5.6%	136,722	138,892	-1.6%
Other	10,129	9,353	8.3%	28,524	27,571	3.5%

Total hotel revenue	254,223	252,688	0.6%	790,720	773,908	2.2%

EXPENSES
Rooms	46,804	45,640	2.6%	138,971	135,064	2.9%
Food and beverage	29,568	29,904	-1.1%	93,589	94,586	-1.1%
Other direct	5,331	5,240	1.7%	15,560	15,641	-0.5%
Indirect	73,634	73,243	0.5%	219,691	217,013	1.2%
Management fees, includes base and incentive fees	9,879	10,511	-6.0%	33,798	34,372	-1.7%

Total hotel operating expenses	165,216	164,538	0.4%	501,609	496,676	1.0%
Property taxes, insurance, and other	13,394	13,313	0.6%	40,371	37,321	8.2%

HOTEL OPERATING PROFIT (Hotel EBITDA)	75,613	74,837	1.0%	248,740	239,911	3.7%
Hotel EBITDA Margin	29.74%	29.62%	0.12%	31.46%	31.00%	0.46%
Minority interest in earnings of consolidated joint ventures	79	59	33.9%	192	154	24.7%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$75,534	$74,778	1.0%	$248,548	$239,757	3.7%

NOTES:

(1)	The above pro forma table assumes the 115 hotel properties owned and included in continuing operations at September 30, 2013 were owned as of the beginning of the period presented.
(2)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN ASHFORD TRUST CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Variance	2013	2012	% Variance
REVENUE
Rooms	$170,369	$165,227	3.1%	$511,654	$494,665	3.4%
Food and beverage	28,989	29,693	-2.4%	95,728	97,095	-1.4%
Other	7,849	7,564	3.8%	22,600	22,355	1.1%

Total hotel revenue	207,207	202,484	2.3%	629,983	614,115	2.6%

EXPENSES
Rooms	38,694	37,308	3.7%	113,121	109,684	3.1%
Food and beverage	21,217	21,160	0.3%	65,844	66,570	-1.1%
Other direct	4,420	4,291	3.0%	12,831	12,904	-0.6%
Indirect	59,893	59,044	1.4%	177,023	174,152	1.6%
Management fees, includes base and incentive fees	8,655	8,758	-1.2%	26,851	27,077	-0.8%

Total hotel operating expenses	132,879	130,562	1.8%	395,670	390,387	1.4%
Property taxes, insurance, and other	10,561	10,416	1.4%	31,878	29,785	7.0%

HOTEL OPERATING PROFIT (Hotel EBITDA)	63,766	61,506	3.7%	202,435	193,943	4.4%
Hotel EBITDA Margin	30.77%	30.38%	0.39%	32.13%	31.58%	0.55%
Minority interest in earnings of consolidated joint ventures	1,428	1,575	-9.3%	4,953	4,984	-0.6%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$62,338	$59,931	4.0%	$197,482	$188,959	4.5%

NOTES:

(1)	The above pro forma table assumes the 100 hotel properties owned and included in continuing operations at September 30, 2013, but not under renovation for the three and nine months ended September 30, 2013 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Hampton Inn Buford, Hampton Inn Terre Haute, Embassy Suites Palm Beach Gardens, Hilton Garden Inn Jacksonville, Marriott DFW, Hilton St. Petersburg, Residence Inn Atlanta Buckhead, Hyatt Coral Gables, Marriott Crystal Gateway, Courtyard Boston Downtown, Hyatt Regency Wind Watch, Silversmith, Renaissance Nashville, Hilton Parsippany, Hilton Garden Inn Austin

(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

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ASHFORD PRIME

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(Unaudited)

ALL HOTELS INCLUDED IN ASHFORD PRIME CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Variance	2013	2012	% Variance
REVENUE
Rooms	$47,184	$45,228	4.3%	$132,852	$125,325	6.0%
Food and beverage	11,014	11,409	-3.5%	37,799	38,171	-1.0%
Other	2,764	2,727	1.4%	7,738	7,344	5.4%

Total hotel revenue	60,962	59,364	2.7%	178,389	170,840	4.4%

EXPENSES
Rooms	10,330	10,096	2.3%	30,183	28,614	5.5%
Food and beverage	8,045	8,263	-2.6%	25,323	25,346	-0.1%
Other direct	1,106	1,114	-0.7%	3,132	3,171	-1.2%
Indirect	13,814	14,085	-1.9%	40,259	40,578	-0.8%
Management fees, includes base and incentive fees	3,829	2,878	33.0%	9,695	8,127	19.3%

Total hotel operating expenses	37,124	36,436	1.9%	108,592	105,836	2.6%
Property taxes, insurance, and other	2,989	2,601	14.9%	8,448	7,708	9.6%

HOTEL OPERATING PROFIT (Hotel EBITDA)	20,849	20,327	2.6%	61,349	57,296	7.1%
Hotel EBITDA Margin	34.20%	34.24%	-0.04%	34.39%	33.54%	0.85%
Minority interest in earnings of consolidated joint ventures	1,349	1,516	-11.0%	4,761	4,830	-1.4%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$19,500	$18,811	3.7%	$56,588	$52,466	7.9%

NOTES:

(1)	The above pro forma table assumes the eight hotel properties owned and included in continuing operations at September 30, 2013 were owned as of the beginning of the period presented.
(2)	Prime portfolio includes: Capital Hilton Washington DC, Hilton La Jolla Torrey Pines, Courtyard Philadelphia Downtown, Marriott Dallas Plano Legacy, Courtyard San Francisco Downtown, Courtyard Seattle Downtown Lake Union, Marriott Seattle Waterfront, Renaissance Tampa International Plaza
(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN ASHFORD PRIME CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Variance	2013	2012	% Variance
REVENUE
Rooms	$43,193	$41,303	4.6%	$119,922	$113,463	5.7%
Food and beverage	9,646	9,744	-1.0%	31,893	32,001	-0.3%
Other	2,544	2,418	5.2%	7,001	6,536	7.1%

Total hotel revenue	55,383	53,465	3.6%	158,816	152,000	4.5%

EXPENSES
Rooms	9,497	9,278	2.4%	27,600	26,195	5.4%
Food and beverage	7,037	7,199	-2.3%	21,914	22,002	-0.4%
Other direct	1,000	994	0.6%	2,774	2,817	-1.5%
Indirect	12,317	12,505	-1.5%	35,641	35,790	-0.4%
Management fees, includes base and incentive fees	3,715	2,786	33.3%	8,587	7,288	17.8%

Total hotel operating expenses	33,566	32,762	2.5%	96,516	94,092	2.6%
Property taxes, insurance, and other	2,684	2,326	15.4%	7,524	6,891	9.2%

HOTEL OPERATING PROFIT (Hotel EBITDA)	19,133	18,377	4.1%	54,776	51,017	7.4%
Hotel EBITDA Margin	34.55%	34.37%	0.17%	34.49%	33.56%	0.93%
Minority interest in earnings of consolidated joint ventures	1,428	1,575	-9.3%	4,953	4,984	-0.6%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$17,705	$16,802	5.4%	$49,823	$46,033	8.2%

NOTES:

(1)	The above pro forma table assumes the seven hotel properties owned and included in continuing operations at September 30, 2013 but not under renovation for three and nine months ended September 30, 2013 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Marriott Dallas Plano Legacy

(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(Unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLES REFLECT: (I) THE 87 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS AND THE COMPANY’S 71.74% SHARE OF THE 28 HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC), AND (II) THE EIGHT HOTELS INCLUDED IN ASHFORD PRIME, AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2013	2013	2013	2012
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Ashford Trust
Total Hotel Revenue	$254,223	$281,029	$255,472	$239,208	$1,029,932
Hotel EBITDA	$75,613	$95,732	$77,394	$66,018	$314,757
Hotel EBITDA Margin	29.74%	34.06%	30.29%	27.60%	30.56%
EBITDA % of Total TTM	24.0%	30.4%	24.6%	21.0%	100.0%
JV Interests in EBITDA	$79	$75	$37	$56	$247
Ashford Prime
Total Hotel Revenue	$60,962	$63,342	$54,087	$50,349	$228,740
Hotel EBITDA	$20,849	$23,952	$16,548	$15,743	$77,092
Hotel EBITDA Margin	34.20%	37.81%	30.60%	31.27%	33.70%
EBITDA % of Total TTM	27.0%	31.1%	21.5%	20.4%	100.0%
JV Interests in EBITDA	$1,349	$2,056	$1,357	$1,216	$5,978

NOTE:

On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma tables assume the Marriott-managed properties were reported on calendar quarters for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC. (ENTIRE COMPANY)

PRO FORMA HOTEL REVPAR BY MARKET

(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Region	Hotels	Rooms	2013	2012	% Change	2013	2012	% Change
Atlanta, GA Area	9	1,429	$87.93	$81.15	8.4%	$87.93	$81.43	8.0%
Boston, MA Area	2	506	$185.30	$187.25	-1.0%	$163.45	$165.78	-1.4%
Dallas / Ft. Worth Area	7	1,745	$91.01	$89.70	1.5%	$96.75	$92.76	4.3%
Houston, TX Area	3	608	$105.50	$97.42	8.3%	$109.21	$102.63	6.4%
Los Angeles, CA Metro Area	8	1,785	$92.92	$86.02	8.0%	$96.06	$90.01	6.7%
Miami, FL Metro Area	3	576	$77.16	$75.29	2.5%	$110.09	$104.20	5.7%
Minneapolis - St. Paul, MN-WI Area	2	522	$101.52	$98.05	3.5%	$92.99	$89.97	3.4%
New York / New Jersey Metro Area	7	1,560	$107.52	$102.83	4.6%	$104.21	$98.04	6.3%
Orlando, FL Area	6	1,834	$67.08	$64.90	3.4%	$79.67	$76.78	3.8%
Philadelphia, PA Area	4	1,147	$106.27	$111.69	-4.9%	$107.75	$107.54	0.2%
San Diego, CA Area	3	706	$136.56	$128.99	5.9%	$115.27	$115.94	-0.6%
San Francisco - Oakland, CA Metro Area	6	1,416	$150.77	$136.72	10.3%	$137.57	$123.69	11.2%
Seattle, WA Area	2	608	$214.93	$189.92	13.2%	$159.02	$142.39	11.7%
Tampa, FL Area	4	875	$77.53	$92.27	-16.0%	$100.55	$104.66	-3.9%
Washington DC - MD - VA Area	11	2,698	$112.65	$127.97	-12.0%	$129.52	$134.24	-3.5%
Other Areas	46	7,700	$99.98	$95.60	4.6%	$99.09	$94.92	4.4%

Total Portfolio	123	25,715	$105.16	$103.05	2.1%	$106.43	$102.78	3.6%

NOTES:

(1)	The above pro forma table presents the 95 hotel properties included in Company’s continuing operations and the 28 hotel properties included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.

ASHFORD HOSPITALITY TRUST, INC. (ENTIRE COMPANY)

PRO FORMA HOTEL OPERATING PROFIT (HOTEL EBITDA) BY MARKET

(Unaudited)

			Three Months Ended					Nine Months Ended
			September 30,					September 30,
Region	Number of Hotels	Number of Rooms	2013	% of Total	2012	% of Total	% Change	2013	% of Total	2012	% of Total	% Change
Atlanta, GA Area	9	1,429	$3,963	4.1%	$3,504	3.7%	13.1%	$11,757	3.8%	$10,216	3.4%	15.1%
Boston, MA Area	2	506	4,349	4.5%	4,470	4.7%	-2.7%	10,431	3.4%	10,647	3.6%	-2.0%
Dallas / Ft. Worth Area	7	1,745	5,128	5.3%	5,411	5.7%	-5.2%	19,797	6.4%	18,752	6.3%	5.6%
Houston, TX Area	3	608	2,588	2.7%	2,192	2.3%	18.1%	8,307	2.7%	8,037	2.7%	3.4%
Los Angeles, CA Metro Area	8	1,785	5,262	5.5%	4,813	5.1%	9.3%	19,002	6.1%	17,650	5.9%	7.7%
Miami, FL Metro Area	3	576	526	0.5%	403	0.4%	30.5%	6,571	2.1%	5,718	1.9%	14.9%
Minneapolis - St. Paul, MN-WI Area	2	522	2,345	2.4%	2,369	2.5%	-1.0%	5,968	1.9%	5,990	2.0%	-0.4%
New York / New Jersey Metro Area	7	1,560	6,293	6.5%	6,335	6.7%	-0.7%	19,678	6.3%	17,899	6.0%	9.9%
Orlando, FL Area	6	1,834	2,434	2.5%	2,376	2.5%	2.4%	12,757	4.1%	11,646	3.9%	9.5%
Philadelphia, PA Area	4	1,147	4,481	4.6%	4,547	4.8%	-1.5%	13,406	4.3%	13,070	4.4%	2.6%
San Diego, CA Area	3	706	4,712	4.9%	4,248	4.5%	10.9%	11,028	3.6%	11,602	3.9%	-4.9%
San Francisco - Oakland, CA Metro Area	6	1,416	8,602	8.9%	7,387	7.8%	16.4%	22,715	7.3%	18,858	6.3%	20.5%
Seattle, WA Area	2	608	6,501	6.7%	5,698	6.0%	14.1%	13,928	4.5%	12,208	4.1%	14.1%
Tampa, FL Area	4	875	1,439	1.5%	2,370	2.5%	-39.3%	9,426	3.0%	10,171	3.4%	-7.3%
Washington DC - MD - VA Area	11	2,698	9,956	10.3%	13,395	14.1%	-25.7%	41,194	13.3%	44,874	15.1%	-8.2%
Other Areas	46	7,700	27,884	28.9%	25,486	26.8%	9.4%	84,124	27.1%	79,712	26.8%	5.5%

Total Portfolio	123	25,715	$96,462	100.0%	$95,004	100.0%	1.5%	$310,089	100.0%	$297,047	100.0%	4.4%

NOTES:

(1)	The above pro forma table presents the 95 hotel properties included in Company’s continuing operations and the 28 hotel properties included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.
(2)	The above pro forma table includes hotel operating profit for 100% of the 95 hotel properties included in the Company’s continuting operations and the Company’s 71.74% share of the 28 hotels included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.
(3)	On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma table assumes the Marriott-managed properties were reported on calendar quarters for all periods presented.

- MORE -

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES (ENTIRE COMPANY)

TOTAL ENTERPRISE VALUE

SEPTEMBER 30, 2013

(in thousands except share price)

(Unaudited)

September 30,
2013
End of quarter common shares outstanding	80,566
Partnership units outstanding (common share equivalents)	18,991
Combined common shares and partnership units outstanding	99,557
Common stock price at quarter end	$12.34
Market capitalization at quarter end	$1,228,533
Series A preferred stock	$41,430
Series D preferred stock	$236,718
Series E preferred stock	$115,750
Debt on balance sheet date*	$3,245,932
Joint venture partners’ share of consolidated debt	$(50,439)
Net working capital (see below)*	$(492,096)

Total enterprise value (TEV)	$4,325,829

Cash & cash equivalents*	$332,448
Marketable securities, net	23,607
Restricted cash*	155,451
Accounts receivable, net*	42,748
Prepaid expenses*	20,548
Due from affiliates, net*	(1,270)
Due from 3rd party hotel managers, net*	66,957

Total current assets	$640,489
Accounts payable, net & accrued expenses*	$127,659
Dividends payable	20,734

Total current liabilities	$148,393

Net working capital	$492,096

*	Includes AHT’s 71.74% interest in Highland Hospitality

- MORE -

Ashford Trust

Anticipated Capital Expenditures Calendar (a)

		2013				Proposed 2014
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated	Estimated
Courtyard Hartford Manchester	90	x
Courtyard Savannah	156	x
Embassy Suites Dulles	150	x
Embassy Suites East Syracuse	215	x
Hampton Inn Lawrenceville	86	x
Hyatt Regency Savannah	351	x							x
Marriott San Antonio Plaza	251	x
Residence Inn Lake Buena Vista	210	x
Sheraton San Diego Mission Valley	260	x
The Melrose	240	x
Hilton Boston Back Bay	390	x	x
Courtyard Dallas Plano in Legacy Park	153	x	x
Hilton Santa Fe	158	x	x
Courtyard Boston Downtown	315	x	x	x	x	x	x
Hilton Costa Mesa	486	x			x	x
Marriott Sugarland	300	x			x	x
Embassy Suites Walnut Creek	249		x
Hilton Garden Inn BWI	158		x
Hilton Garden Inn Virginia Beach	176		x
Residence Inn Palm Desert	130		x
Hampton Inn Buford	92		x	x
Hampton Inn Terre Haute	112		x	x
Hyatt Regency Wind Watch	358		x	x	x	x	x
Embassy Suites Palm Beach Garden	160			x			x	x
Hilton Garden Inn Austin	254			x
Hilton Garden Inn Jacksonville	119			x
Hyatt Coral Gables	250			x			x
Marriott Crystal Gateway	697			x			x
Marriott DFW	491			x
Hilton Parsippany	354			x	x				x
Hilton St Petersburg	333			x	x
Renaissance Nashville	673			x	x	x	x
Residence Inn Atlanta Buckhead Lenox Park	150			x	x
Silversmith	143			x	x
Courtyard Marriott Village at LBV	312				x
Crowne Plaza Key West	160				x	x	x
Crowne Plaza Ravinia	495				x	x	x
Embassy Suites Dallas	150				x
Embassy Suites Portland Downtown	276				x	x
Residence Inn Salt Lake City	144				x
Residence Inn San Diego Sorrento Mesa	150				x
Residence Inn Hartford	96					x
Sheraton Indianapolis	378					x	x
Residence Inn Newark	168					x	x
Courtyard Bloomington	117					x	x
Westin Princeton	296							x	x
Hilton Minneapolis	300							x	x
Residence Inn Phoenix Airport	200							x	x
Courtyard Newark/Silicon Valley	181							x	x
Springhill Suites Orlando LBV	400							x	x
Crowne Plaza Beverly Hills	258							x	x
Sheraton Bucks County	186								x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2013-2014 are included in this table.

Ashford Prime

Anticipated Capital Expenditures Calendar (a)

		2013				Proposed 2014
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated	Estimated
Hilton LaJolla Torrey Pines	394	x	x
Marriott Dallas Plano Legacy	404		x	x	x	x
Courtyard Philadelphia Downtown	498				x	x	x
Marriott Seattle Waterfront	358					x	x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2013-2014 are included in this table.